February 29, 2016 Investor Presentation Exhibit 99.1

SAFE HARBOR STATEMENT Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

GOGOAIR.COM | Our mission is to advance aviation by connecting every aircraft TECHNOLOGY LEADERSHIP OPERATIONAL EXCELLENCE PRODUCTS & SERVICES OPEN ARCHITECTURE GOGO’S MISSION

6X more connected aircraft than closest competitor $30B market High revenue growth High operating leverage Global scale Specialize in Connected Aircraft Leading technology WHY INVEST IN GOGO Leading Position, Experience & Scale Large Growth Opportunity Attractive Model High Barriers to Entry GOGOAIR.COM | (2) (1) Data based on management estimates, trade publications and other public sources as of 12/31/2015 and include both commercial and business broadband connected aircraft (2) Industry estimates were derived by taking the amount spent to provide connectivity to a home or automobile as a percentage of the average value of the asset. This analogue in conjunction with an assumed $100M asset value for a commercial aircraft was used to arrive at ARPA. (1)

AGENDA GOGOAIR.COM | On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation

ATG / ATG4 launched IFC in North America 2Ku - the catalyst for changing global aviation in 2016 & beyond Fast & Affordable Near Global Reliable Open DELIVERING NEXT GENERATION CONNECTIVITY ATG ATG4 2008 2012 2015 2018e 1st Generation 2nd Generation 3rd Generation 2Ku GOGOAIR.COM |

GROWTH AND PROFITABILITY TRENDS ARE STRONG Note: Minor differences exist due to rounding (1) Please see reconciliation of Adjusted EBITDA in appendix Adjusted EBITDA(1) ($MM) $49 CA-ROW Segment Loss Revenue ($MM) 33% CAGR $89 Adjusted EBITDA $113 $24 GOGOAIR.COM |

GOGO HAS THE MOST BROADBAND AIRCRAFT ONLINE Global Eagle Panasonic Others Total Gogo Broadband Aircraft Online Gogo BA ATG Aircraft Online Gogo CA Aircraft Online GOGOAIR.COM | * Data based on management estimates, trade publications and other public sources as of 12/31/2015 and include both commercial and business broadband connected aircraft

GLOBAL LEADER WITH PREMIER PARTNERS Business Segment Market Position Worldwide % of 2015 Revenue Customers Include Commercial Aviation – North America #1 2,387 installed aircraft 62% 36% 2% Business Aviation #1 3,477 installed ATG aircraft #2 202 installed aircraft Commercial Aviation – Rest of World GOGOAIR.COM | Global broadband connected aircraft based on management estimates, trade publications and other public sources as of 12/31/2015 Letter of intent (1) (2)

AGENDA On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation GOGOAIR.COM |

DIFFERENTIATOR #1 OPERATIONAL EXCELLENCE BY MASTERING AVIATION & TELECOM Aviation Regulatory Environment End-to-End Telecom Service Provider Aviation Global Logistics Aviation Engineering Requirements Only Gogo masters all four requirements GOGOAIR.COM |

DIFFERENTIATOR #2 2Ku: TECHNOLOGY LEADERSHIP Coverage: Near global coverage Aero performance: Low profile, low fuel burn Cost: Most cost efficient globally Capacity: ~180 Ku satellites; HTS and LEO satellites coming Reliability: Fewer moving parts, satellite redundancy GOGOAIR.COM | Speed: 70 Mbps now, 100+ Mbps expected by 2018 Receive Antenna Transmit Antenna

DIFFERENTIATOR #3 PRODUCTS AND SERVICES PLATFORMS Improved operations Better decision making with electronic flight bag, real-time weather/flight routing, aircraft health monitoring, predictive maintenance, etc. Digitized front line employees More efficient crew and improved passenger experience through online ordering/payments, CRM/re-routing, etc. Tailored passenger experience More levers to deliver connectivity and full range of live and stored content based on customer preferences Open Flexible Platforms GOGOAIR.COM | More bandwidth unlocks connected aircraft

AGENDA On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation GOGOAIR.COM |

CAPITALIZING ON LARGE GROWTH OPPORTUNITY IN AIRCRAFT AND DATA DEMAND Commercial Aircraft ~5x 1) Global broadband aircraft online as of 12/31/2015 based on management estimates, public filings and trade publications.2) Derived from Boeing Current Market Outlook 2015 – 2034, excludes: cargo aircraft 3) JetNet iQ Report Q3 2015; General Aviation Manufacturers Association 2014 Statistical Databook, excludes Rest of World turbo props4) Cisco VNI Mobile, 2015 5) Industry estimates were derived by taking the amount spent to provide connectivity to a home or automobile as a percentage of the average value of the asset. This analogue in conjunction with an assumed $100M asset value for a commercial aircraft was used to arrive at ARPA. Business Aviation ~9x 4,800 23,800 3,900 33,800 Global Mobile Data(4) Exabytes per Month ~10x 2.5 24.3 More aircraft. More data. $30B revenue opportunity. GOGOAIR.COM | (2) (1) (3) (1) (5)

FOCUSED GROWTH STRATEGY ~11,000 uncommitted commercial aircraft globally & growing ~ 16,000 uncommitted business aircraft in North America & growing Develop open communications platforms to enable: Tailored passenger experience Digitized front line employees Improved operations Aggressive roll out of 2Ku Continue ATG-4 upgrades in North America Bring 4G to BA by 2017 Open platform for next generation solutions GOGOAIR.COM | 1. Increase Aircraft Online 3. Enable Connected Aircraft 2. Bring More Bandwidth to Aviation

AGENDA GOGOAIR.COM | On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation

GOGO - LEADING GLOBAL POSITION AND SCALE IN COMMERCIAL AVIATION Most Connectivity Revenue ($MM) CA-ROW CA-NA Most Broadband Connected Commercial Aircraft 2,589 2.6X Closest Competitor CA-NA & CA-ROW Service Revenue 40% CAGR 2Ku’s capacity and global coverage will drive Gogo’s revenue growth GOGOAIR.COM | (1) Data based on management estimates, trade publications and other public sources as of 12/31/2015 and include commercial broadband connected aircraft (1) (1) (1)

ON A MISSION TO CONNECT GLOBAL AVIATION GOGOAIR.COM | Gogo is recognized as a leader globally Gogo presence Latin America 1,400 Europe, CIS 5,200 Middle East, Africa 1,700 Asia Pacific 5,300 61%* YOY increase in consideration 63%* of airlines consider Gogo for IFC/IFE needs *Source: Gogo Global Airline Survey November 2014 Note: All aircraft count above is derived from Boeing Current Market Outlook 2015 – 2034, excludes: cargo aircraft (1) Letter of Intent (1)

2Ku: SUPERIOR DESIGN, SUPERIOR PERFORMANCE Traditional Gimbaled Aperture 2Ku Photo to scale 2Ku is exclusive to Gogo Performance results: Speed tests exceeded 70 Mbps to a plane Streamed videos simultaneously to 40 devices, plus IPTV Next generation modem expected to reach 400 Mbps Market deployment and adoption: 800+ aircraft awarded across 7 airlines Gogo 737 aircraft is flying with 2Ku 15 STCs in process covering 450+ aircraft Strong linefit progress Proprietary phased-array antenna GOGOAIR.COM | (2) (1) Based on testing done on our Boeing 737 aircraft (2) As of 12/31/15 (1)

2Ku: FAST, FLAT, GLOBAL, RELIABLE, OPEN GOGOAIR.COM | (1) Based on management estimates and include satellites operated by Inmarsat, Viasat, Eutelsat, and Yahsat as of 12/31/2015. We estimate that there are approximately 10 Ka satellites in the world, but due to lack of interoperability between Ka satellite providers, only 2 to 5 can be used for a given Ka antenna. (2) Based on management estimates and include satellites operated by SES, Intelsat, Eutelsat, Echostar, and Telesat as of 12/31/2015 Round antenna Rectangular antenna Ka satellites 2 to 5 (1) (2) ViaSat Inmarsat Global Eagle Panasonic Ku satellites ~180 in orbit today Gogo 2Ku Radome Profile

CA-NORTH AMERICA: SCALE DRIVES PROFITABILITY GOGOAIR.COM | CA-NA Service Revenue ($MM) & Aircraft Online CA-NA Segment Profit ($MM) Strong revenue growth fueled by increase in aircraft online and ARPA growth Strong operating leverage Expanding segment profit margins 280 aircraft awarded, but not yet installed as of 12/31/2015 (1) (1) Net of de-installs

202 aircraft online as of 12/31/2015 Near global Ku-band satellite network >450 international aircraft awarded, but not yet installed as of 2/21/16, mostly 2Ku awards >800 2Ku aircraft awarded but not yet installed as of 2/21/16 by 7 airlines International Aircraft Awards and Aircraft Online Executing On Our International Expansion CA-ROW Segment Loss ($MM) International Partners CA-REST OF WORLD: FOCUS ON INTERNATIONAL EXPANSION GOGOAIR.COM | (3) (1) Net of de-installs (2) Either on a long-term or trial basis (3) Letter of Intent (1) (2)

Letting the airlines be themselves. Business models to suit airlines’ needs. OPEN PLATFORM TO SUIT AIRLINES’ NEEDS GOGOAIR.COM | Connectivity, Text & Talk GGV, IPTV Crew connect, Electronic Flight Bag

KEY PRIORITIES FOR COMMERCIAL AVIATION GOGOAIR.COM | Win more aircraft Install awarded aircraft Develop open communications platforms Launch 2Ku commercially Continue ATG-4 upgrades Open platform for Next Gen solutions 1. Increase Aircraft Online 3. Enable Connected Aircraft 2. Bring More Bandwidth to Aviation

AGENDA GOGOAIR.COM | On the Move Strategy Going Forward Key Differentiators Gogo Commercial Aviation Business Aviation

ESTABLISHED & PROFITABLE LEADER IN BUSINESS AVIATION GOGOAIR.COM | Total Revenue ($MM) Segment Profit ($MM) Market leader: Total of 8,900+ units online 90% market share in broadband connected aircraft 63% market share in Iridium connected aircraft Long-lasting relationships with all leading OEM and aftermarket dealers 25% CAGR 30% CAGR (1) (1) (1) Data based on management estimates, trade publications and other public sources as of 12/31/2015 Recognized as having industry leading customer support by Aircraft International News 5 years in a row Leading R&D capabilities: Gogo Biz 4G Universal Cabin System Gogo Cloud

The only provider of all three primary networks to business aviation: ATG broadband, Iridium and Swiftbroadband INNOVATOR WITH LEADING R&D CAPABILITIES GOGOAIR.COM | In-flight Connectivity Connected Communications Platforms In-flight Entertainment Gogo Biz: ATG 1000, 2000, 4000, 5000 & 8000 4G expected in 2017 Gogo OnePhone Gogo Text & Talk Universal Cabin System Data and voice router for every aviation network Server capable of hosting Gogo and third party applications Gogo Vision – wireless IFE Gogo Cloud – content delivery network Streaming video expected on Gogo Biz 4G

GOGO BIZ FOR ANY AIRCRAFT GOGOAIR.COM | ATG8000/ ATG5000 LARGE JETS 2,900 aircraft* ATG 8000 for higher capacity aircraft ATG5000/ ATG4000 MEDIUM JETS 4,300 aircraft* 87%(1) of installs are on medium or large aircraft ATG2000 LIGHT JETS 5,500 aircraft* 62%(1) of units are being installed on light jets or turboprops ATG1000 TURBOPROPS 8,300 aircraft* Addresses smaller aircraft * Source: JetNet iQ Report Q4 2014 and Gogo estimates as of June 2015 From 2009 through 3/31/2015 Gogo Biz uniquely addresses all aircraft sizes

BA: HIGH-MARGIN SERVICE REVENUE DRIVES PROFITABILITY AND CASH FLOW GOGOAIR.COM | Service Revenue ($MM) ATG Aircraft Online Segment Profit ($MM) Average Monthly Service Revenue per Unit ($) 49% CAGR

KEY PRIORITIES FOR BUSINESS AVIATION GOGOAIR.COM | Increase North American market penetration, smaller aircraft Expand global service offerings Universal cabin system Cockpit applications Gogo Cloud – content delivery network 4G is expected in 2017 Develop Next Gen solutions 1. Increase Aircraft Online 3. Enable Connected Aircraft 2. Bring More Bandwidth to Aviation

IN SUMMARY POSITIONED FOR STRONG GROWTH GOGOAIR.COM | 2Ku – is the catalyst for connecting global aviation Combined CA-NA and BA free cash flow positive for full year 2015 Aircraft Online ARPA Profitability Growth Game Changer Cash Flow Positive

APPENDIX GOGOAIR.COM |

ADJUSTED EBITDA RECONCILIATION ($MM) 2009 2010 2011 2012 2013 2014 2015 Net Income (142) (140) (18) (96) (146) (85) (108) Interest Income (0) (0) (0) (0) (0) (0) (0) Interest Expense 30 – 1 9 29 33 59 Income Tax Provision – 3 1 1 1 1 1 Depreciation & Amortization 22 31 33 37 56 65 87 EBITDA (91) (106) 16 (49) (60) 14 39 Fair Value Derivative Adjustments – 33 (59) (10) 36 – – Class A and Class B Senior Convertible Preferred Stock Return – 18 31 52 29 – – Accretion of Preferred Stock – 9 10 10 5 – – Stock-based Compensation Expense 1 2 2 4 6 10 15 Loss on Extinguishment of Debt 2 – – – – – – Write Off of Deferred Equity Financing Costs – – – 5 – – – Amortization of Deferred Airborne Lease Incentives – (1) (1) (4) (8) (13) (20) Write-off of Deferred Financing Costs – – – – – – 2 Adjusted EBITDA (89) (45) (1) 9 8 11 37 GOGOAIR.COM |